UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 27, 2009

Jarden Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-13665	35-1828377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Theodore Fremd Avenue, Rye, New York	10580
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (914) 967-9400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 27, 2009, Jarden Corporation (the “Company”) entered into amendments to the Restricted Stock Award and Amendment Agreements, dated January 13, 2009, with each of Martin E. Franklin, the Company’s Chairman and Chief Executive Officer, and James E. Lillie, the Company’s President and Chief Operating Officer. See Item 5.02 below, which is incorporated into this Item 1.01 by reference as though fully set forth herein, for a description of such amendments to the Restricted Stock Award and Amendment Agreements.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Officers; Compensatory Arrangements for Certain Officers.

(e)

Amendments to Restricted Stock Award and Amendment Agreements

On March 27, 2009, the Company entered into an amendment to the Restricted Stock Award and Amendment Agreements dated January 13, 2009 (the “RSA Agreements”) with each of Messrs. Franklin (the “Franklin Amendment”) and Lillie (the “Lillie Amendment,” and together with the Franklin Amendment, the “Amendment Agreements”), to provide that the cash payment that each of Messrs. Franklin and Lillie is entitled, pursuant to their respective RSA Agreements, to receive in lieu of the shares of Restricted Stock (as defined in the RSA Agreements) not issued to Messrs. Franklin and Lillie as contemplated in their respective employment agreements may be used either to satisfy current tax obligations due upon vesting of the Performance Shares (as defined in the RSA Agreements) or to purchase shares of common stock of the Company during the next open trading window as set forth in the Company’s insider trading policy, all as more fully described in the RSA Agreements.

Copies of the Franklin Amendment and the Lillie Amendment are attached to this report as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference as though fully set forth herein. The foregoing summary description of the Franklin Amendment and the Lillie Amendment is not intended to be complete and is qualified in its entirety by the complete text of the Franklin Amendment and the Lillie Amendment.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Amendment No. 1 to Restricted Stock Award and Amendment Agreement, dated March 27, 2009, between the Company and Martin E. Franklin.

10.2	Amendment No. 1 to Restricted Stock Award and Amendment Agreement, dated March 27, 2009, between the Company and James E. Lillie.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 27, 2009

JARDEN CORPORATION

By:	/s/ John E. Capps
Name:	John E. Capps
Title:	Senior Vice President, General Counsel and Secretary

Exhibit Index

Number	Exhibit
10.1	Amendment No. 1 to Restricted Stock Award and Amendment Agreement, dated March 27, 2009, between the Company and Martin E. Franklin.

10.2	Amendment No. 1 to Restricted Stock Award and Amendment Agreement, dated March 27, 2009, between the Company and James E. Lillie.